Exhibit 10.9

Certain personally identifiable information has been omitted from this exhibit pursuant to item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

Pledge and SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (together with all attached schedules and exhibits, in each case, as amended, restated, supplemented, or otherwise modified from time to time, this “Agreement”) is executed as of May 12, 2025, by and among Kindly MD, Inc., a Utah corporation, Kindly, LLC, a Utah limited liability company, Kindly HoldCo Corp., a Delaware corporation and any other party that becomes party hereto pursuant to Section 13 hereof (each, a “Grantor”, and collectively, the “Grantors”), in favor of BTC Inc., a Delaware corporation (the “Secured Party”).

RECITALS

A. Pursuant to that certain Promissory Note, of even date herewith, and entered into by and among the Grantors and the Secured Party (as amended, restated, supplemented or otherwise modified or extended from time to time, the “Promissory Note”), the Secured Party has agreed to make available certain financial accommodations to the Grantor subject to the terms and conditions stated therein.

B. As a condition precedent to the agreement of the Secured Party to extend credit under the Promissory Note, the Secured Party requires that each Grantor execute this Agreement to secure the prompt and complete payment and performance of the Secured Obligations (as defined below).

AGREEMENTS

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.  Certain Definitions. Each capitalized term used but not defined in this Agreement has the meaning given that term in the Promissory Note. Terms defined in the UCC which are not otherwise defined in this Agreement are used herein as defined in the UCC. As used in this Agreement, the following terms have the meanings indicated:

“Collateral” is defined in Section 2.

“Copyright” means any of the following, whether now existing or hereafter arising, created, owned (or in which a Grantor has any other interest or power to transfer) or acquired by a Grantor:

(i)  the copyrights under United States or non-United States laws described on Schedule 4 (as such Schedule may be amended or supplemented from time to time) and any renewals thereof;

(ii)  all common law and/or statutory rights in all copyrightable subject matter under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), including, but not limited to, copyrights in software and all rights in and to databases and all design, whether registered or unregistered;

(iii)  all registrations and applications for registration of any of the foregoing in the United States or any other country, including registrations, recordings, supplemental, derivative or collective work registrations and pending applications for registrations in the United States Copyright Office (“USCO”) or any other country;

(iv)  all reissues, renewals, continuations and extensions of the foregoing;

(v)  all tangible property embodying or incorporating any or all of the foregoing, whether in completed form or in some lesser state of completion, and all masters, duplicates, drafts, versions, variations and copies thereof, in all formats;

(vi)  all claims for, and rights to sue for, past, present and future infringement of any of the foregoing;

(vii)  all proceeds of the foregoing, including, without limitation, income, royalties, license fees, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Copyright Licenses in connection therewith; and

(viii)  all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Copyright License” means any agreement now or hereafter in existence granting to any Grantor any rights, whether exclusive or non-exclusive, to use another person’s copyrights or copyright applications, or pursuant to which any Grantor has granted to any other person, any right, whether exclusive or non-exclusive, with respect to any Copyright, whether or not registered, including, without limitation, the Copyright Licenses described on Schedule 4.

“Copyright Security Agreement” means a copyright security agreement, substantially in the form of Exhibit A, between one or more Grantors and the Secured Party.

“Equity Interests” means, as to any person, all of the shares of capital stock of (or other ownership or profit interests in) such person, all of the warrants, options or other rights for the purchase or acquisition from such person of shares of capital stock of (or other ownership or profit interests in) such person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such person or warrants, rights or options for the purchase or acquisition from such person of such shares (or such other interests), and all of the other ownership or profit interests in such person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Grantor” means each person (other than the Secured Party) party to this Agreement (including any additional person executing a joinder or supplement hereto as a “Grantor”), and includes such Grantor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party hereafter appointed for such Grantor or all or substantially all of such Grantor’s assets pursuant to any insolvency proceeding.

“Intellectual Property” means the intellectual property specified in Schedule 4 and any patents, trademarks, service marks, designs, business and trade names, copyrights, database rights, design rights, inventions and other intellectual property rights and interests, whether registered or unregistered, and the benefit of all applications and rights to use such assets in which any Grantor may from time to time have an interest.

“Intellectual Property License” means any agreement now or hereafter in existence granting to any Grantor any rights, whether exclusive or non-exclusive, to use another person’s Intellectual Property or pursuant to which any Grantor has granted to any other person, any right, whether exclusive or non-exclusive, with respect to any Intellectual Property, whether or not registered, including, without limitation, the Intellectual Property described on Schedule 4.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Patent” means any of the following, whether now existing or hereafter arising, created, owned (or in which a Grantor has any other interest or power to transfer) or acquired by a Grantor:

(i)  the patents under United States or non-United States laws described on Schedule 4 (as such Schedule may be amended or supplemented from time to time) and any renewals thereof;

(ii)  all common law and/or statutory rights in all patentable subject matter under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), including, but not limited to, patents in software and all rights in and to databases and all design, whether registered or unregistered;

(iii)  all registrations and applications for registration of any of the foregoing in the United States or any other country, including registrations, recordings, supplemental, derivative or collective work registrations and pending applications for registrations in the United States Patent and Trademark Office (“USPTO”) or any other country;

(iv)  all reissues, renewals, continuations and extensions of the foregoing;

(v)  all tangible property embodying or incorporating any or all of the foregoing, whether in completed form or in some lesser state of completion, and all masters, duplicates, drafts, versions, variations and copies thereof, in all formats;

(vi)  all claims for, and rights to sue for, past, present and future infringement of any of the foregoing;

(vii)  all Proceeds of the foregoing, including, without limitation, income, royalties, license fees, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Patent Licenses in connection therewith; and

(viii)  all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Patent License” means any agreement now or hereafter in existence granting to any Grantor any rights, whether exclusive or non-exclusive, to use another person’s patents or patent applications, or pursuant to which any Grantor has granted to any other person, any right, whether exclusive or non-exclusive, with respect to any Patent, whether or not registered, including, without limitation, the Patent Licenses described on Schedule 4.

“Patent Security Agreement” means a patent security agreement, substantially in the form of Exhibit C, between one or more Grantors and the Secured Party.

“Pledged Interests” means (a) the Equity Interests described in Schedule 3 and (b) all other Equity Interests, securities and investment property at any time and from time to time owned or acquired by the applicable Grantor in each case whether or not evidenced or represented by any certificate, certificated security, or other instrument.

“Secured Obligations” means the obligations and all existing and future indebtedness and liabilities of every kind, nature, and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of each Grantor under the Promissory Note or any other Note Document.

“Secured Party” is defined in the preamble to this Agreement.

“Security Interest” means the security interest granted, and the pledges and collateral assignments made, by Grantors to the Secured Party under Section 2 of this Agreement.

“Trademark” means any of the following, whether now existing or hereafter arising, created, owned (or in which a Grantor has any other interest or power to transfer) or acquired by a Grantor:

(i)  the trademarks under United States or non-United States laws described on Schedule 4 (as such Schedule may be amended or supplemented from time to time) and any renewals thereof;

(ii)  all common law and/or statutory rights in all trademarkable subject matter under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), including, but not limited to, trademarks in software and all rights in and to databases and all design, whether registered or unregistered;

(iii)  all registrations and applications for registration of any of the foregoing in the United States or any other country, including registrations, recordings, supplemental, derivative or collective work registrations and pending applications for registrations in the United States Patent and Trademark Office (“USPTO”) or any other country;

(iv)  all reissues, renewals, continuations and extensions of the foregoing;

(v)  all tangible property embodying or incorporating any or all of the foregoing, whether in completed form or in some lesser state of completion, and all masters, duplicates, drafts, versions, variations and copies thereof, in all formats;

(vi)  all claims for, and rights to sue for, past, present and future infringement of any of the foregoing;

(vii)  all Proceeds of the foregoing, including, without limitation, income, royalties, license fees, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Trademark Licenses in connection therewith; and

(viii)  all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Trademark License” means any agreement now or hereafter in existence granting to any Grantor any rights, whether exclusive or non-exclusive, to use another person’s trademarks or trademark applications, or pursuant to which any Grantor has granted to any other person, any right, whether exclusive or non-exclusive, with respect to any Trademark, whether or not registered, including, without limitation, the Trademark Licenses described on Schedule 4.

“Trademark Security Agreement” means a trademark security agreement, substantially in the form of Exhibit B, between one or more Grantors and the Secured Party.

2.  Security Interest. To secure the prompt, unconditional, and complete payment and performance of the Secured Obligations of such Grantor when due, each Grantor hereby pledges and collaterally assigns to the Secured Party, and grants to the Secured Party a continuing security interest in, all of such Grantor’s right, title and interest in, to, and under the following, in each case, wherever located, whether now existing or hereafter acquired, created, or existing and howsoever Grantor’s interest therein may arise or appear (collectively, the “Collateral”):

(a)	all accounts;

(b)	all general intangibles (including payment intangibles and intellectual property);

(c)	all inventory;

(d)	all goods (including all equipment, vehicles, and rolling stock (whether or not subject to a certificate of title statute)) and any accessions thereto;

(e)	all instruments (including promissory notes);

(f)	all documents and all chattel paper (whether tangible or electronic);

(g)	all deposit accounts and securities accounts;

(h)	all letters of credit, all letter-of-credit rights, and all other supporting obligations;

(i)	all commercial tort claims described on Schedule 2;

(j)	all Pledged Interests, any certificates representing the Pledged Interests, all options and other rights, contractual or otherwise, in respect of the Pledged Interests, and all dividends, distributions, revenue, cash, instruments, investment property, financial assets, securities, notes, debentures, bonds, promissory notes, and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Interests, and all security entitlements with respect to any and all of the foregoing;

(k)	all contracts and contract rights;

(l)	all fixtures and leasehold improvements;

(m)	all money;

(n)	all insurance, including all claims and proceeds with respect thereto;

(o)	all proceeds and products of the foregoing and all substitutions or replacements of any or all of the foregoing; and

(p)	all corporate and other business books, reports, memoranda, customer lists, credit files, data compilations, and computer software, in any form, including, without limitation, whether on tape, disk, card, strip, cartridge, or any other form, pertaining to any and all of the foregoing property.

Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include: (i) (A) any license, franchise, charter or authorization issued by a governmental authority solely to the extent that such grant of a Security Interest is prohibited or restricted by the terms of such license, franchise, charter or authorization and such prohibition or restriction has not been waived or the consent of the applicable governmental authority has not been obtained and (B) any rights or interest in any contract, lease, permit, license, or license agreement covering property of any Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, including, for the avoidance of doubt, 42 U.S.C § 1396a(32) and 42 U.S.C. § 1395g(c), the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, or license agreement or creates a termination right in favor of another person (other than a Grantor or a Subsidiary thereof) or requires any consent of any other person (other than a Grantor or a Subsidiary thereof) and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided, that (A) the foregoing exclusions of this clause (i) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the UCC or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Secured Party’s Security Interest to attach notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and (B) the foregoing exclusions of clause (i) shall in no way be construed to limit, impair, or otherwise affect any of Secured Party’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or Equity Interests (including any Accounts or Equity Interests), or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Equity Interests), (ii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law; provided, that upon submission and acceptance by the USPTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral, or (iii) any other asset for which the cost of obtaining or perfecting or causing a Grantor to a security interest in such asset is, in the opinion of the Secured Party, disproportionate to the benefit obtained by the Secured Party.

3.  Collateral Security; No Assumption or Modification. The Security Interest is given to secure the prompt, unconditional and complete payment and performance of the Secured Obligations when due, and is given as security only. The Secured Party does not assume, and shall not be liable for, any of Grantors’ liabilities, duties or obligations under, or in connection with, the Collateral. The Secured Party’s acceptance of this Agreement, or its taking any action in carrying out this Agreement, does not constitute its approval of the Collateral or its assumption of any liability, duty, or obligation under, or in connection with, the Collateral. This Agreement does not affect or modify any Grantor’s obligations with respect to the Collateral.

4.  Fraudulent Conveyance. Notwithstanding anything contained in this Agreement to the contrary, each Grantor agrees that if, but for the application of this Section, the Secured Obligations or any Security Interest would constitute a preferential transfer under 11 U.S.C. § 547, a fraudulent conveyance under 11 U.S.C. § 548 (or any successor section) or a fraudulent or voidable conveyance or transfer under any state fraudulent or voidable conveyance or fraudulent or voidable transfer law or similar law in effect from time to time, then the Secured Obligations and each affected Security Interest will be enforceable against each Grantor to the maximum extent possible without causing the Secured Obligations or any Security Interest to be fraudulent or voidable.

5.  Representations and Warranties. Each Grantor represents and warrants to the Secured Party that:

(a)  Binding Obligation. Such Grantor has good and valid title to and rights in, or the power to transfer, the Collateral with respect to which it has purported to pledge or grant a security interest hereunder, and the Security Interest in the Collateral created by this Agreement (i) is a valid and binding obligation of each Grantor in favor of the Secured Party and is enforceable against each Grantor, except as enforceability may be limited by applicable laws and general principles of equity, (ii) will be duly perfected once the action required for perfection under applicable law has been taken, (iii) once perfected, will constitute a first priority Lien on the Collateral, subject only to Liens permitted under the Documents (if any), and (iv) does not require the consent of any third party.

(b)  Place of Business; Location of Records. Schedule 1 sets out the following information: (i) the exact legal name of each Grantor, as such name appears in its articles of incorporation or equivalent charter document, the type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number; (ii) each other name each Grantor has used in the past five years, together with the date of the relevant change; (iii) each Grantor’s principal place of business; (iv) the locations where each Grantor maintains its inventory and equipment; (v) all real property owned by each Grantor; (vi) all real property leased by each Grantor; and (vii) each deposit account of each Grantor. No inaccuracy on Schedule 1 will impair the Security Interest in any Collateral.

(c)  Accounts. Such Grantor’s reports, invoices and other Collateral records furnished to the Secured Party from time to time will correctly state the names of the obligors, amounts owing, due dates and other information with respect to its accounts. As of the time when each account arises, such Grantor shall be deemed to have represented and warranted that such account and all records relating thereto, are genuine and in all respects what they purport to be. Except as specifically disclosed to the Secured Party in writing, the amounts due each Grantor with respect to its accounts are not subject to any material setoff, counterclaim, defense, allowance or adjustment (other than discounts for prompt payment shown on the invoice), dispute, objection or complaint by any account debtor or other obligor.

(d)  Intellectual Property. Schedule 4 sets forth a complete and correct list of all of Intellectual Property held by any Grantor, including the name of the registered owner or applicant and the registration, application, or publication number, as applicable, of all Intellectual Property owned by each Grantor.

(e)  Additional Collateral. The delivery at any time by any Grantor to the Secured Party of Collateral or of additional specific descriptions of certain Collateral will constitute a representation and warranty by such Grantor to the Secured Party under this Agreement that the representations and warranties of this Section are true and correct with respect to each item of such Collateral.

6.  Covenants. Each Grantor covenants and agrees with the Secured Party that such Grantor shall:

(a)  Notice. Promptly notify the Secured Party in writing of (i) any claim, action or proceeding challenging the Security Interest or affecting title to all or any portion of the Collateral or the Security Interest and, at the Secured Party’s request, appear in and defend any such action or proceeding at Grantors’ reasonable expense and (ii) any default by any Grantor or any other party under or in connection with any portion (individually or collectively) of the Collateral and immediately use commercially reasonable efforts to remedy the same or immediately demand that the same be remedied.

(b)  Hold Collateral In Trust. Hold in trust (and not commingle with its other assets) for the Secured Party all Collateral that is chattel paper, instruments or documents at any time received by it and, upon Secured Party’s written request, promptly deliver same to the Secured Party.

(c)  Maintain Collateral. (i) Perform all of its obligations under or in connection with the Collateral in accordance with such Grantor’s customary business practices, (ii) not amend, alter or modify, or permit the amendment, alteration or modification of, any material portion (individually or collectively) of the Collateral, and (iii) not do or permit any act which would impair or adversely affect the value of any material portion of the Collateral.

(d)  Grantor Name, etc. Each Grantor shall not change, or permit to be changed, any of the information on clauses (i), (iii), (iv), (v), (vi) or (vii) of Section 5(b) without providing thirty (30) days’ prior written notice to the Secured Party.

7.  Filing Authorizations. Each Grantor hereby irrevocably authorizes the Secured Party, at any time and from time to time, to file in any filing office in any UCC jurisdiction any financing statements and fixture filings, and amendments to any such statements or filings, that (a) identify the Collateral (i) as “all assets” of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required under UCC for the sufficiency or filing office acceptance of any financing statement or amendment. Each Grantor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request, and each Grantor hereby ratifies any prior financing statements (and all amendments thereto and continuations thereof) filed prior to the date hereof by the Secured Party or any of its predecessors in interest. Each Grantor also hereby irrevocably authorizes the Secured Party to file with the USPTO or the USCO, as applicable (or any successor office or any similar office in any other country) each Trademark Security Agreement, Copyright Security Agreement or Patent Security Agreement, as applicable, executed by such Grantor hereunder.

8.  Further Assurances. To further the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s Security Interest in the Collateral, and without limiting Grantors’ other obligations under this Agreement or any other Document, each Grantor agrees, at its sole cost and expense, to take the following actions:

(a)  Deposit Accounts. For each deposit account that any Grantor currently has open or at any time opens or maintains, such Grantor shall, at the Secured Party’s request, cause the depository bank to enter into a deposit account control agreement (or other similar agreement) in form and substance acceptable to the Secured Party. Grantor shall promptly notify the Secured Party of any deposit account that it may open after the date hereof (or, if later, the date that it becomes a party hereto).

(b)  Intellectual Property. If any Intellectual Property owned by any Grantor shall be registered with the USPTO or USCO, as applicable, or if any Grantor shall acquire any Intellectual Property registered with the USPTO or USCO, as applicable, such Grantor shall promptly execute and deliver to the Secured Party a Trademark Security Agreement or Copyright Security Agreement, as applicable.

(c)  Promissory Notes and Tangible Chattel Paper. If Grantors at any time hold or acquire any promissory notes or tangible chattel paper, Grantors shall promptly notify the Secured Party thereof and, upon the Secured Party’s request, endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank and in form and substance acceptable to the Secured Party.

(d)  Investment Property. If Grantors at any time hold or acquire any certificated Equity Interests comprising part of the Collateral, Grantors shall promptly notify the Secured Party thereof and, upon the Secured Party’s request, endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may request. If any Equity Interests now or hereafter acquired by Grantors constitute uncertificated securities and are issued to Grantors or its nominee directly by the issuer thereof, Grantors shall promptly notify the Secured Party thereof and, at Secured Party’s request and option, either deliver to the Secured Party a control agreement with the issuer in form and substance acceptable to the Secured Party or take such actions as the Secured Party may reasonably request to arrange for the Secured Party to become the registered owner of the Equity Interests. If any Collateral is held with a securities intermediary (other than the Secured Party) or commodity intermediary, then Grantors will promptly notify the Secured Party thereof and, upon the Secured Party’s request, will cause such securities intermediary or commodity intermediary to enter into a control agreement with the Secured Party, in form and substance acceptable to the Secured Party, giving the Secured Party control thereof under the UCC.

(e)  Collections on Collateral.

(i)  During any continuing Event of Default, each Grantor hereby irrevocably authorizes the Secured Party to notify each person obligated with respect to any of the Collateral, whether as account debtor or other obligor on any account, an issuer of Pledged Interests, or otherwise (each such person a “Collateral Obligor”), to make payment directly to the Secured Party and the Secured Party may take control of the proceeds paid to the Secured Party. Upon such notice from the Secured Party, each Collateral Obligor is hereby authorized and directed by Grantor to make payments on any of the Collateral (including, without limitation, dividends and other distributions) directly to the Secured Party, regardless of whether Grantor was previously making collections thereon. Until such notice is given, Grantor is authorized to retain and expend all payments made on Collateral to the extent such payments are permitted by the Promissory Note. The receipt of the Secured Party of such payment by any Collateral Obligor may be a full and complete release, discharge and acquittance to such Collateral Obligor, to the extent of any amount so paid to the Secured Party and as so deemed by the Secured Party. The Secured Party agrees with Grantors that the Secured Party shall not elect to exercise these rights unless an Event of Default has occurred and is continuing.

(ii)  If any Collateral Obligor fails or refuses to make payment on any Collateral when due, the Secured Party is authorized, in its sole discretion, either in its own name or in the name of Grantor, to take such action as the Secured Party shall deem appropriate for the collection of any such amounts. Regardless of any other provision hereof, the Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatever to anyone except Grantor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, the Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any Collateral, or for informing Grantor with respect to any of such matters (irrespective of whether the Secured Party actually has, or may be deemed to have, knowledge thereof).

(f)  Identification and Assignment of Accounts. Upon the Secured Party’s request, whether before or after the occurrence of an Event of Default, each Grantor shall take such action and execute such additional documents and instruments as the Secured Party may request, and each Grantor hereby authorizes the Secured Party to provide a copy of this Agreement, the Promissory Note and any documents entered into in connection herewith or therewith (collectively, the “Note Documents”) to any such account debtor or other obligor, for purposes of evidencing or demonstrating the Secured Party’s rights and authority under this Agreement, to deliver such documents as the Secured Party may reasonably request in order to identify, confirm, mark, segregate and assign accounts and to evidence the Secured Party’s interest in same. Without limitation of the foregoing, each Grantor, upon request, agrees to assign accounts to the Secured Party, identify and mark accounts as being subject to the Secured Party’s Security Interest (or pledge or assignment as applicable), mark such Grantor’s books and records to reflect such assignments, and forthwith to transmit to the Secured Party in the form as received by such Grantor any and all proceeds of collection of such accounts.

(g)  Other Assurances and Rights.

(i)  Each Grantor further agrees, at the request and option of the Secured Party, in each case to the extent applicable, to take any and all other actions, and execute and deliver such documents and instruments, as the Secured Party may determine to be necessary or useful for the attachment, perfection, and first-priority of, and the ability of the Secured Party to enforce, the Secured Party’s Security Interest in any and all of the Collateral, and cooperate with the Secured Party in identifying all of such Grantor’s personal property assets and proper descriptions of such assets for the purpose of including such assets as part of the Collateral and perfecting the Security Interest therein, including (A) authenticating, executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, (B) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to the attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (C) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral to the extent compliance with such provision is a condition to the attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (D) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (E) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party, (F) taking all actions under the UCC or under any other applicable law, as reasonably determined by the Secured Party to be applicable in any relevant UCC or other jurisdiction, including any foreign jurisdiction, (G) providing the Secured Party promptly upon its request with proper legal descriptions of, and all other information and documents pertaining to, such Grantor’s interest in real property, deposit accounts, brokerage accounts, securities accounts, and all other personal property assets of such Grantor, and (H) providing such other information and documents, and executing such other appropriate documents or instruments, as the Secured Party may reasonably request.

(ii)  To the extent permitted by applicable law, each Grantor hereby irrevocably makes, constitutes, and appoints the Secured Party (and all persons designated by the Secured Party for that purpose) as such Grantor’s true and lawful attorney and Secured Party-in-fact to authenticate and file such financing statements, Note Documents, and other documents and instruments, and do such other acts and things, as may be reasonably necessary to preserve, perfect, or protect the Secured Party’s Security Interest in any Collateral, or to exercise, enforce, preserve, or protect any of the Secured Party’s rights under this Agreement, any of the other Note Documents, or with respect to any Collateral. Such appointment of the Secured Party as such Grantor’s attorney-in-fact is a power that is coupled with an interest, and is continuing and irrevocable.

(iii)  During any continuing Event of Default the Secured Party shall have the right in its own name or in the name of Grantor to (A) compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as the Secured Party may determine, (B) demand, collect, receive, receipt for, sue for, compound and give acquittances for any and all amounts due or to become due with respect to Collateral, (C) take control of cash and other proceeds of any Collateral, (D) endorse the name of Grantor on any notes, acceptances, checks, drafts, money orders or other evidences of payment on Collateral that may come into the possession of the Secured Party, (E) to send requests for verification of obligations to any Collateral Obligor; and (F) to do all other acts and things necessary to carry out the intent of this Agreement.

(h)  Consents. Upon the Secured Party’s request and at Grantors’ expense, file or cause to be filed such applications and take such other actions to obtain any consent or approval necessary or appropriate (as determined by the Secured Party) to effectuate the grant of a Security Interest in (or collateral assignment of) any Collateral to the Secured Party or to effectuate the Secured Party’s rights hereunder, including, without limitation, the right to assign or sell Collateral upon an Event of Default without additional consent or approval from any governmental authority or other person.

9.  Default; Remedies. Upon the occurrence and during the continuance of an Event of Default, subject to the terms and conditions of the Promissory Note and the Note Documents, the Secured Party has the following cumulative rights and remedies under this Agreement:

(a)  Exercise Rights. The Secured Party may exercise any and all rights available to a secured party under (i) the UCC, (ii) this Agreement and the other Note Documents, (iii) at law, in equity, or otherwise, including (A) requiring Grantors to assemble all or part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to Grantors and the Secured Party, (B) applying by appropriate judicial proceedings for appointment of a receiver for Grantors or any of them or all or part of the Collateral, (C) applying to the Secured Obligations any cash held by the Secured Party, (D) reducing any claim to judgment, (E) exercising the rights of offset or banker’s lien against the interests of Grantors in and to every account and other property of Grantors in the Secured Party’s possession to the extent of the full amount of the Secured Obligations, (F) foreclosing the Security Interest and any other Liens the Secured Party may have or otherwise realize upon any and all of the rights the Secured Party may have in and to the Collateral, or any part thereof, (G) bringing suit or other proceedings before any governmental authority either for specific performance of any covenant or condition contained in any of the Note Documents or in aid of the exercise of any right granted to the Secured Party in any of the Note Documents, and (H) requiring that each contract, chattel paper, instrument or document so retained shall be marked to state that it is assigned to the Secured Party and each instrument shall be endorsed to the order of the Secured Party (but failure to so mark or endorse any such Collateral shall not impair the Secured Party’s Security Interest).

(b)  Sales of Equity Interests.

(i)  In the event that the Secured Party determines to exercise its right to sell all or any part of the Pledged Interests, Grantor will, at Grantor’s expense and upon request by the Secured Party: (A) execute and deliver, and cause each issuer of such Collateral and the directors or managers and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, advisable to register such Collateral under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, (B) cause each issuer of such Collateral to qualify such Collateral under the state securities or “Blue Sky” laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Interests, as requested by the Secured Party, (C) cause each issuer of such Collateral to make available to its equity holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (D) do or cause to be done all such other acts and things as may be necessary to make such sale of such Collateral valid and binding and in compliance with applicable law.

(ii)  Notwithstanding the provisions of Section 9(b)(i) hereof, Grantor recognizes that the Secured Party may deem it impracticable to effect a public sale of all or any part of the Pledged Interests or any other Equity Interests constituting Collateral. The Secured Party is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Secured Party to render such sale exempt from the registration requirements of the Securities Act, and any applicable state securities laws, and no sale so made in good faith by the Secured Party shall be deemed not to be “commercially reasonable” because so made. The Secured Party may make one or more private sales of any such Equity Interests to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to delay the sale of any such Equity Interests for the period of time necessary to permit the issuer of such Equity Interests to register such Equity Interests for public sale under the Securities Act.

(c)  Notice. To the extent required under the UCC or other applicable law, reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Grantors and to any other person entitled to notice under the UCC; provided that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, the Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subsection. It shall not be necessary that the Collateral be at the location of any sale.

(d)  Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, Grantors acknowledge and agree that it is not commercially unreasonable for the Secured Party (i) to fail to incur expenses reasonably deemed significant by the Secured Party in order to prepare Collateral for disposition or otherwise to fail to complete raw material or work-in-process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other applicable law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other Collateral Obligors, directly or through the use of collection agencies and other collection specialists, (iv) to fail to remove Liens or any other encumbrances on, or any adverse claims against, any Collateral, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, (xi) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Grantors acknowledge that the purpose of this subsection is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill Secured Party’s duties under the UCC or other applicable law of any relevant jurisdiction in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this subsection. Without limiting the foregoing, nothing contained in this subsection shall be construed to grant any rights to Grantors or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this subsection.

(e)  Grantors’ Secured Party. Each Grantor hereby irrevocably appoints the Secured Party as its Secured Party and attorney-in-fact with all right and power to protect, preserve, and realize upon the Collateral and to enforce all of Grantor’s rights and remedies under or in connection with the Collateral during any continuing Event of Default. Each Grantor hereby acknowledges and agrees that this power is coupled with an interest and is continuing and irrevocable. All costs, expenses and liabilities incurred and all payments made by the Secured Party as Grantors’ Secured Party and attorney-in-fact, including, without limitation, attorney’s fees and expenses, shall be considered a loan by the Secured Party to Grantors which shall be payable on demand, shall (unless otherwise agreed by the Secured Party) accrue interest at the default rate (if any) provided for in the Promissory Note (the “Default Rate”), and shall constitute part of the Secured Obligations.

(f)  Partial, Incomplete, or Defective Sale. The Secured Party’s sale of less than all of the Collateral shall not exhaust the Secured Party’s rights under this Agreement and the Secured Party is specifically empowered to make successive sales until all of the Collateral is sold. If the proceeds of a sale of less than all the Collateral shall be less than the Secured Obligations, this Agreement and the Security Interest shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made. In the event any sale under this Agreement is not completed or is, in the Secured Party’s opinion, defective, such sale shall not exhaust the Secured Party’s rights under this Agreement and the Secured Party shall have the right to cause a subsequent sale or sales to be made at Grantors’ sole cost and expense. Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale under this Agreement as to nonpayment of the Secured Obligations, or as to the occurrence or existence of any Event of Default, or as to the Secured Party’s having declared all of such Secured Obligations to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done by the Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited, subject only to manifest error. The Secured Party may appoint or delegate any one or more persons as the Secured Party to perform any act or acts necessary or incident to any sale held or to be held by the Secured Party, including the sending of notices and the conduct of sale.

(g)  Existence of Default. Regarding the existence of any Event of Default for purposes of this Agreement, Grantors agree that the Collateral Obligors or account debtors on any Collateral may rely upon written certification from the Secured Party that such an Event of Default has occurred and is continuing and Grantors expressly agree that the Secured Party shall not be liable to Grantors for any claims, damages, costs, expenses or causes of action of any nature whatsoever in connection with, arising out of, or related to the Secured Party’s exercise of any rights, powers or remedies under any Note Document, except for its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction pursuant to a final and non-appealable judgment.

(h)  Marshaling. The Secured Party shall not be required to marshal any present or future collateral security (including, but not limited to, the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations are outstanding or by which any of the Secured Obligations are secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Grantors hereby irrevocably waive the benefits of all such laws.

(i)  Intellectual Property. For the purpose of enabling the Secured Party, following the occurrence of an Event of Default, to exercise rights and remedies under this Section 9 at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Secured Party, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such trademarks, to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired, developed or created by such Grantor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

10.  Other Rights of the Secured Party.

(a)  Performance. In the event any Grantor fails to preserve the priority of the Security Interest in any of the Collateral or, upon the occurrence and during the continuance of an Event of Default, otherwise fails to perform any of its obligations under the Note Documents with respect to the Collateral, then the Secured Party may (but is not required to) prosecute or defend any suits in relation to the Collateral or take any other action which any Grantor is required to take under the Note Documents, but has failed to take. Any sum which may be expended or paid by the Secured Party under this Section (including, without limitation, court costs and attorneys’ fees and expenses) shall (unless otherwise agreed by the Secured Party) accrue interest from the date of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Grantors to the Secured Party upon demand and shall be part of the Secured Obligations.

(b)  Collateral in Secured Party’s Possession. If, after the occurrence and during the continuance of an Event of Default, any Collateral comes into the Secured Party’s possession, the Secured Party may use such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights of the Secured Party with respect to such Collateral. Grantors covenant to promptly reimburse and pay to the Secured Party, at the Secured Party’s request, the amount of all expenses incurred by the Secured Party in connection with its custody and preservation of such Collateral, and all such expenses, costs, taxes and other charges shall (unless otherwise agreed by the Secured Party) bear interest at the Default Rate until repaid and, together with such interest, shall be payable by Grantors to the Secured Party upon demand and shall be part of the Secured Obligations. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Grantors, except to the extent determined by a final non-appealable judgment of a court of competent jurisdiction to have been caused by the Secured Party’s own gross negligence or willful misconduct. The Secured Party shall have no liability for failure to obtain or maintain insurance, nor to determine whether any insurance is adequate as to amount, the risks insured, or any other matter. With respect to Collateral that is in the possession of the Secured Party, the Secured Party shall have no duty to fix or preserve rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Grantors for what the Secured Party actually collects or receives thereon.

(c)  Subrogation. If any of the proceeds of the Secured Obligations are given in renewal or are an extension of, or are applied toward the payment of, any indebtedness secured by any Lien, the Secured Party shall be, and is hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended or paid.

(d)  Pledged Interests

(i)  Record Ownership of Securities. Upon the occurrence and during the continuance of an Event of Default, the Secured Party at any time may have the Pledged Interests registered in its name, or in the name of its nominee or nominees, as pledgee; and Grantor shall execute and deliver to the Secured Party all such proxies, powers of attorney, dividend coupons or orders and other documents as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting rights and powers which it is entitled to exercise hereunder and to receive the dividends and other payments which it is authorized to receive and retain hereunder.

(ii)  Voting of Equity Interests. So long as no Event of Default has occurred and is continuing, Grantor shall be entitled to exercise all voting rights pertaining to the Pledged Interests. Upon notice from the Secured Party to Grantors after the occurrence and during the continuance of an Event of Default, the right to vote the Pledged Interests shall be vested exclusively in the Secured Party. To this end, Grantor irrevocably appoints the Secured Party the proxy and attorney-in-fact of Grantor, with full power of substitution, to vote and to act with respect to the Pledged Interests, subject to the understanding that such proxy may not be exercised unless an Event of Default has occurred and is continuing. The proxy herein granted is coupled with an interest, and is continuing and irrevocable.

(iii)  Certain Proceeds. During any continuing Event of Default, any and all stock dividends or distributions of property made on or in respect of the Pledged Interests, any cash withdraws from any capital account relating to any of the Pledged Interests, and any proceeds of the Pledged Interests, whether such dividends, distributions, or proceeds result from a subdivision, combination or reclassification of any outstanding Equity Interests owned by Grantor or as a result of any merger, consolidation, acquisition or other exchange of assets to which Grantor may be a party, or otherwise, shall be part of the Pledged Interests hereunder, shall, if received by Grantor, be held in trust for the benefit of the Secured Party, and shall forthwith be delivered to the Secured Party (accompanied by proper instruments of assignment and/or transfer powers executed by the applicable Grantor in accordance with the Secured Party’s instructions) to be held subject to the terms hereof. Prior to the occurrence and continuation of an Event of Default, any cash proceeds of Pledged Interests which come into the possession of the Secured Party may, at Grantor’s option, be applied in whole or in part to the Secured Obligations, or be released in whole or in part to or on the written instructions of Grantor’s for any general or specific purpose not in violation of the Promissory Note, or be retained in whole or in part by the Secured Party as additional Pledged Interests. Upon the occurrence and continuation of an Event of Default, any cash proceeds of Pledged Interests shall be applied to the Secured Obligations.

(e)  No Impairment or Release. The Security Interest and Grantors’ obligations and the Secured Party’s rights under this Agreement shall not be released, diminished, impaired or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Secured Obligations; (ii) any release, surrender, exchange, subordination or loss of any security or assurance at any time existing in connection with any or all of the Secured Obligations; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Note Documents without Grantors’ consent, except as required therein; (iv) the insolvency, bankruptcy or lack of corporate or trust power of any person at any time liable for the payment of any or all of the Secured Obligations, whether now existing or hereafter occurring; (v) any renewal, extension or rearrangement of the payment of any or all of the Secured Obligations, either with or without notice to or consent of Grantors, or any adjustment, indulgence, forbearance or compromise that may be granted or given by the Secured Party to Collateral Obligors or Grantors, in each case, except as required by the Note Documents; (vi) any neglect, delay, omission, failure or refusal of the Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty or instrument evidencing, securing or assuring the payment of all or any of the Secured Obligations; (vii) any failure of the Secured Party to notify Grantors of any renewal, extension, or assignment of the Secured Obligations or any part thereof, the release of any security under any other Note Document or any other document or instrument, any other action taken or refrained from being taken by the Secured Party against Collateral Obligors or Grantors, or any new agreement between the Secured Party and Collateral Obligors or Grantors, it being understood that, except as expressly required by the Promissory Note, the Secured Party shall not be required to give Grantors any notice of any kind under any circumstances whatsoever with respect to or in connection with the Secured Obligations, including, without limitation, notice of acceptance of this Agreement or any Collateral ever delivered to or for the account of the Secured Party under this Agreement; (viii) the illegality, invalidity or unenforceability of all or any part of the Secured Obligations against any third party obligated with respect thereto by reason of the fact that the Secured Obligations, or the interest paid or payable with respect thereto, exceeds the amount permitted by applicable law, the act of creating the Secured Obligations, or any part thereof, is ultra vires, or the officers, equity owners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable laws or for any other reason the Secured Party is required to refund such payment or pay the amount thereof to someone else.

11.  Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any Grantor become the subject of any insolvency proceeding, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Secured Obligations, or any part thereof (including a payment effected through exercise of a right of setoff), is, pursuant to applicable law, invalidated, declared to be fraudulent or preferential or voidable, set aside or required (including pursuant to any settlement entered into by the Secured Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any such insolvency proceeding, all as if such payment or performance had not been made or such setoff had not occurred.

12.  Miscellaneous.

(a)  GOVERNING LAW. EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN ANY OTHER NOTE DOCUMENT, THIS AGREEMENT AND ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES AND CAUSES OF ACTION BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(b)  CONSENT TO FORUM.

(i)  FORUM. EACH GRANTOR CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION COURT SITTING IN STATE OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (AND WHETHER FOUNDED ON CONTRACT, TORT OR OTHERWISE), AND AGREES THAT IT WILL NOT COMMENCE ANY SUCH DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING IN ANY OTHER FORUM. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL JURISDICTION, TO VENUE THEREIN OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES UNDER THE PROMISSORY NOTE.

(ii)  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE SECURED PARTY TO BRING PROCEEDINGS OR EXERCISE RIGHTS AGAINST ANY GRANTOR OR OTHER PERSON OR ITS ASSETS (INCLUDING, WITHOUT LIMITATION, COLLATERAL) IN ANY OTHER COURT OR OTHER FORUM, NOR LIMIT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. INITIATING SUCH ACTION OR PROCEEDING OR TAKING ANY OTHER ACTION IN ANY OTHER COURT OR FORUM SHALL IN NO EVENT CONSTITUTE A WAIVER BY THE SECURED PARTY OF ANY OF THE FOREGOING.

(c)  WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, LITIGATION OR OTHER PROCEEDING BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR THERETO WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT, THE COLLATERAL OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ASSERTED IN ANY SUCH PROCEEDING SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, THE SECURED PARTY, OR ATTORNEY OF ANOTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(d)  Severability. If any provision of this Agreement or the other Note Documents is held to be illegal, invalid or unenforceable in any jurisdiction (a) it shall not affect the validity, legality and enforceability of the remaining provisions thereof, (b) the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction, and (c) the parties shall engage in good faith negotiations to replace the illegal, invalid or unenforceable provisions, with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)  Multiple Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. Documents may be signed and transmitted by facsimile, portable document format (PDF), or other electronic means, and shall have the same effect as manually-signed originals and shall be binding on all Grantors and the Secured Party.

(f)  Waivers. Except to the extent expressly otherwise provided in this Agreement or in any other Note Documents, Grantors waive (i) any right to require the Secured Party to proceed against any other person, to exhaust its rights in Collateral, or to pursue any other right which the Secured Party may have, (ii) demand, notice, protest, notice of acceptance, notice of loans made, Collateral received or delivered, notice of acceleration, notice of the intent to accelerate, all other demands and notices of any type or nature, and all other suretyship defenses; and (iii) all rights of marshaling in respect of any or all of the Collateral.

(g)  Binding Effect and Assignment. This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective successors and permitted assigns. No Grantor may assign or transfer any of its rights, duties, or obligations under any of the Note Documents. The Secured Party may assign or transfer any of its rights, duties, or obligations under any of the Note Documents. To the extent of such assignment, (a) the assignee shall be a party to this Agreement and shall have the rights and obligations of the Secured Party under such Note Documents, and (b) the assigning the Secured Party shall be released from its obligations under the Note Documents, but shall continue to be entitled to the benefits of any provisions hereof that, pursuant to this Agreement, would survive the payment in full of the Secured Obligations.

(h)  Notice. Any notice or communication required or permitted under this Agreement must be given as prescribed in the Promissory Note.

(i)  Amendments. Except as provided in Section 13, this Agreement may only be amended by a writing executed by Grantors and the Secured Party.

13.  Additional Grantor. Each person that is required after the date hereof to become a party to this Agreement as a Grantor shall become a Grantor for all purposes of this Agreement upon execution and delivery by such person of a joinder agreement or supplement in form and substance acceptable to the Secured Party.

14.  ENTIRETY. THIS AGREEMENT, THE PROMISSORY NOTE, AND THE OTHER DOCUMENTS ENTERED INTO PURSUANT THERETO OR IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures appear on following pages.]

EXECUTED as of the date set forth in the preamble.

GRANTORS:

KINDLY MD, INC.

	By:	/x/ Jared Barrera
	Name:	Jared Barrera
	Title:	CFO

KINDLY, LLC

	By:	/x/ Jared Barrera
	Name:	Jared Barrera
	Title:	CFO

KINDLY HOLDCO CORP.

	By:	/x/ Jared Barrera
	Name:	Jared Barrera
	Title:	CFO

Signature Page to Security Agreement

SECURED PARTY:	BTC INC.

	By:	/x/ David Bailey
		Name:	David Bailey
		Title:	Chief Executive Officer

Signature Page to Security Agreement

SCHEDULE 1

Location of Books and Records

and Chief Executive Office

(a)	The exact name of each Grantor, as such name appears in its organizational documents.

Kindly MD, Inc.

Kindly Holdco Corp.

Kindly, LLC

(b)	Each other name each Grantor has used in the past five (5) years, together with the date of the relevant change.

Kindly MD, Inc.

Utah Therapeutic Health Center, PLLC, starting December 19, 2019

Utah Therapeutic Health Center, LLC, starting April 15, 2020

Kindly MD, Inc. since March 11, 2022

(c)	Each Grantor’s principal place of business.

Name of Grantor	Principal Place of Business
Kindly MD, Inc.	5097 South 900 East, Suite 100, Salt Lake City, Utah 84117
Kindly Holdco Corp.	5097 South 900 East, Suite 100, Salt Lake City, Utah 84117
Kindly, LLC	5097 South 900 East, Suite 100, Salt Lake City, Utah 84117

(d)	The locations where each Grantor maintains its inventory.

Name of Grantor	Location
Kindly MD, Inc.	None
Kindly Holdco Corp.	None
Kindly, LLC	None

Schedule 1 to Security Agreement

(e)	All real property owned by each Grantor.

Name of Grantor	Address
Kindly MD, Inc.	None
Kindly Holdco Corp.	None
Kindly, LLC	None

(f)	All real property leased by Grantor.

Name of Grantor	Address
Kindly MD, Inc.	5097 S 900 E, Suite 100, Salt Lake City, UT 84117
Kindly MD, Inc.	[***]
Kindly MD, Inc.	[***]
Kindly MD, Inc.	[***]
Kindly MD, Inc.	[***]

Schedule 1 to Security Agreement

SCHEDULE 2

Commercial Tort Claims

NONE

Schedule 2 to Security Agreement

SCHEDULE 3

Pledged Interests

Issuer	Owner	Pledged Interests	Percentage Owned	Other Liens
Kindly Holdco Corp.	Kindly MD, Inc.	10,000 shares	100%	None
Kindly, LLC	Kindly MD, Inc.	100%	100%	None

Schedule 3 to Security Agreement

SCHEDULE 4

Intellectual Property

Title of Public Company Registration	Filing or Registration Number	Jurisdiction from which Registration was Issued	Date of Filing and Issuance	Names of Registered Owners
Trademark for Kindly MD “lotus flower” logo	7242081	United States	Filed: 11/9/2022 Registered: 12/12/2023	Kindly MD, Inc.
Trademark for KINDLYMD	7242084	United States	Filed: 11/9/2022 Registered: 12/12/2023	Kindly MD, Inc.

Schedule 4 to Security Agreement

DOMAIN NAME	REGISTRAR	OWNER
cannabiscardclinic.org	Squarespace	Kindly MD, Inc.
cannabisclinicofutah.com	Squarespace	Kindly MD, Inc.
cannabisclinicsofutah.com	Squarespace	Kindly MD, Inc.
discovercanna.org	Squarespace	Kindly MD, Inc.
discovermarijuana.com	Squarespace	Kindly MD, Inc.
discovermarijuana.org	Squarespace	Kindly MD, Inc.
discovermj.org	Squarespace	Kindly MD, Inc.
dmmj.org	Squarespace	Kindly MD, Inc.
kdlymd.com	Squarespace	Kindly MD, Inc.
kindlymd.co	Squarespace	Kindly MD, Inc.
kindlymd.com	Squarespace	Kindly MD, Inc.
kindlymd.net	Squarespace	Kindly MD, Inc.
kindlymd.org	Squarespace	Kindly MD, Inc.
kindlymdfoundation.org	Squarespace	Kindly MD, Inc.
kindlymdfund.org	Squarespace	Kindly MD, Inc.
kindlymdhealthcare.com	Squarespace	Kindly MD, Inc.
kindlymdstore.com	Squarespace	Kindly MD, Inc.
kindlymj.com	Squarespace	Kindly MD, Inc.
kindlyrx.com	Squarespace	Kindly MD, Inc.
kindlyus.com	Squarespace	Kindly MD, Inc.
learn-kindlymdstore.com	Squarespace	Kindly MD, Inc.
mountainmarijuana.org	Squarespace	Kindly MD, Inc.
southernmarijuana.org	Squarespace	Kindly MD, Inc.
thekindlystore.com	Squarespace	Kindly MD, Inc.
themmjmedics.com	Squarespace	Kindly MD, Inc.
trustcannabis.org	Squarespace	Kindly MD, Inc.
trustmarijuana.org	Squarespace	Kindly MD, Inc.
trustmj.com	Squarespace	Kindly MD, Inc.
upliftkindly.com	Squarespace	Kindly MD, Inc.
upliftkindly.org	Squarespace	Kindly MD, Inc.
upliftmd.care	Squarespace	Kindly MD, Inc.
upliftmd.co	Squarespace	Kindly MD, Inc.
upliftmdfund.org	Squarespace	Kindly MD, Inc.
uscannabisresearch.org	Squarespace	Kindly MD, Inc.
usthc.org	Squarespace	Kindly MD, Inc.
utahcannabisclinic.com	Squarespace	Kindly MD, Inc.
utahcannabisclinics.com	Squarespace	Kindly MD, Inc.
utahcannabisevaluation.com	Squarespace	Kindly MD, Inc.

Schedule 4 to Security Agreement

utahcannabisresearch.org	Squarespace	Kindly MD, Inc.
utahmarijuana.clinic	Squarespace	Kindly MD, Inc.
utahmarijuana.org	Squarespace	Kindly MD, Inc.
utahmarijuanaclinic.com	Squarespace	Kindly MD, Inc.
utahmarijuanaevaluation.com	Squarespace	Kindly MD, Inc.
utahmedicalcannabisclinic.com	Squarespace	Kindly MD, Inc.
utahmedicalcannabisclinics.com	Squarespace	Kindly MD, Inc.
utahmedicalcardclinic.com	Squarespace	Kindly MD, Inc.
utahtherapeutic.com	Squarespace	Kindly MD, Inc.
utahtherapeutichealthcenter.com	Squarespace	Kindly MD, Inc.
utcannabiscard.com	Squarespace	Kindly MD, Inc.
utmarijuanacard.com	Squarespace	Kindly MD, Inc.
utmmj.org	Squarespace	Kindly MD, Inc.
utmmjcard.com	Squarespace	Kindly MD, Inc.
utthc.com	Squarespace	Kindly MD, Inc.

Owner	Platform	Social Media Account	Link
Kindly MD, Inc.	Facebook	Kindly MD	https://www.facebook.com/kindlymdclinics/
Kindly MD, Inc.	Instagram	@kindly.md	https://www.instagram.com/kindly.md/
Kindly MD, Inc.	X	@KindlyMD	https://x.com/KindlyMD
Kindly MD, Inc.	LinkedIn	Kindly MD, Inc.	https://www.linkedin.com/company/kindlymd/
Kindly MD, Inc.	BlueSky	kindlymd.bsky.social	https://bsky.app/profile/kindlymd.bsky.social
Kindly MD, Inc.	Facebook	Utah Marijuana.Org	https://www.facebook.com/utmmj.org
Kindly MD, Inc.	Instagram	@utah_marijuana_org	https://www.instagram.com/utah_marijuana_org
Kindly MD, Inc.	X	@utmmj_org	https://x.com/utmmj_org
Kindly MD, Inc.	YouTube	@DiscoverMarijuana	https://www.youtube.com/c/DiscoverMarijuana

Schedule 4 to Security Agreement

Exhibit A to Pledge and Security Agreement

Form of Grant of Security Interest
in United States Copyrights

THIS COPYRIGHT SECURITY AGREEMENT, dated as of [-], 202[-] (this “Security Agreement”), is made by and among is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of BTC Inc., a Delaware corporation as the Secured Party, (in such capacity, together with its successors and permitted assigns, the “Secured Party”) (as defined in the Pledge and Security Agreement referred to below).

WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of May 12, 2025 (the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Secured Party pursuant to which the Grantors granted a security interest to the Secured Party in the Copyright Collateral (as defined below) and are required to execute and deliver this Security Agreement;

NOW, THEREFORE, in consideration of the premises and in order to ensure compliance with the Promissory Note, the Grantor hereby agrees as follows:

Section 1 Defined Terms. Capitalized terms used herein without definition herein are used as defined in the Pledge and Security Agreement.

Section 2 Grant of Security Interest in Copyright Collateral. The Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the Grantor, hereby pledges, assigns and transfers to the Secured Party, and grants to the Secured Party a security interest in, all of its right, title and interest in, to and under the following Collateral (the “Copyright Collateral”):

(i) all of its Copyrights and all Copyright Licenses that constitute Collateral, including, without limitation, those referred to on Schedule I hereto;

(ii) all renewals, reversions and extensions of the foregoing; and

(iii) all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

Section 3 Pledge and Security Agreement. The security interest granted pursuant to this Security Agreement is granted in conjunction with the security interest granted to the Secured Party pursuant to the Pledge and Security Agreement, and the Grantor hereby acknowledges and agrees that the rights and remedies of the Secured Party with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any conflict or inconsistency between this Security Agreement and the Pledge and Security Agreement (or any portion hereof or thereof), the terms of the Pledge and Security Agreement shall prevail.

Section 4 Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 5 Governing Law. This Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Exhibit A to Security Agreement

IN WITNESS WHEREOF, the Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[GRANTOR], as Grantor

By:
Name:
Title:

Acknowledged and agreed to as of the date hereof:

SECURED PARTY:

BTC INC.,
as the Secured Party

By:
Name:
Title:

Exhibit A to Security Agreement

SCHEDULE I
TO
COPYRIGHT SECURITY AGREEMENT

Copyright Registrations

Name of Grantor	Jurisdiction	Registration No.	Mark

Copyright Applications

Name of Grantor	Jurisdiction	Application No.	Mark

Exhibit A to Security Agreement

Exhibit B to Pledge and Security Agreement

Form of Grant of Security Interest

in United States Trademarks

THIS TRADEMARK SECURITY AGREEMENT, dated as of [-], 202[-] (this “Security Agreement”), is made by is made by and among the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of BTC Inc., a Delaware corporation as the Secured Party (in such capacity, together with its successors and permitted assigns, the “Secured Party”) (as defined in the Pledge and Security Agreement referred to below).

WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of May 12, 2025 (the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Secured Party pursuant to which the Grantors granted a security interest to the Secured Party in the Trademark Collateral (as defined below) and are required to execute and deliver this Security Agreement;

NOW, THEREFORE, in consideration of the premises and in order to ensure compliance with the Promissory Note, the Grantor hereby agrees as follows:

Section 1 Defined Terms. Capitalized terms used herein without definition herein are used as defined in the Pledge and Security Agreement.

Section 2 Grant of Security Interest in Trademark Collateral. The Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the Grantor, hereby pledges, assigns and transfers to the Secured Party, and grants to the Secured Party a security interest in, all of its right, title and interest in, to and under the following Collateral (the “Trademark Collateral”):

(i) all of its Trademarks and all Trademark Licenses that constitute Collateral, including, without limitation, those referred to on Schedule I hereto;

(ii) all renewals, reversions and extensions of the foregoing; and

(iii) all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

Section 3 Pledge and Security Agreement. The security interest granted pursuant to this Security Agreement is granted in conjunction with the security interest granted to the Secured Party pursuant to the Pledge and Security Agreement, and the Grantor hereby acknowledges and agrees that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any conflict or inconsistency between this Security Agreement and the Pledge and Security Agreement (or any portion hereof or thereof), the terms of the Pledge and Security Agreement shall prevail.

Section 4 Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 5 Governing Law. This Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Exhibit B to Security Agreement

IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[GRANTOR], as Grantor

By:
Name:
Title:

Acknowledged and agreed to as of the date hereof:

SECURED PARTY:

BTC INC.,
as the Secured Party

By:
Name:
Title:

Exhibit B to Security Agreement

SCHEDULE I
TO
TRADEMARK SECURITY AGREEMENT

Trademark Registrations

Name of Grantor	Jurisdiction	Registration No.	Mark

Trademark Applications

Name of Grantor	Jurisdiction	Application No.	Mark

Exhibit B to Security Agreement

Exhibit C to Pledge and Security Agreement

Form of Grant of Security Interest
in United States Patents

THIS PATENT SECURITY AGREEMENT, dated as of [-], 202[-] (this “Security Agreement”), is made by and among the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of BTC Inc. as the Secured Party (in such capacity, together with its successors and permitted assigns, the “Secured Party”) (as defined in the Pledge and Security Agreement referred to below).

WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of May 12, 2025 (the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Secured Party pursuant to which the Grantors granted a security interest to the Secured Party in the Patent Collateral (as defined below) and are required to execute and deliver this Security Agreement;

NOW, THEREFORE, in consideration of the premises and in order to ensure compliance with the Promissory Note, the Grantor hereby agrees as follows:

Section 1 Defined Terms. Capitalized terms used herein without definition herein are used as defined in the Pledge and Security Agreement.

Section 2 Grant of Security Interest in Patent Collateral. The Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the Grantor, hereby pledges, assigns and transfers to the Secured Party, and grants to the Secured Party a security interest in, all of its right, title and interest in, to and under the following Collateral (the “Patent Collateral”):

(i) all of its Patents and all Patent Licenses that constitute Collateral, including, without limitation, those referred to on Schedule I hereto;

(ii) all renewals, reversions and extensions of the foregoing; and

(iii) all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

Section 3 Pledge and Security Agreement. The security interest granted pursuant to this Security Agreement is granted in conjunction with the security interest granted to the Secured Party pursuant to the Pledge and Security Agreement, and the Grantor hereby acknowledges and agrees that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any conflict or inconsistency between this Security Agreement and the Pledge and Security Agreement (or any portion hereof or thereof), the terms of the Pledge and Security Agreement shall prevail.

Section 4 Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 5 Governing Law. This Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Exhibit C to Security Agreement

IN WITNESS WHEREOF, the Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[GRANTOR], as Grantor

By:
	Name:	Jared Barrera
	Title:	CFO

Acknowledged and agreed to as of the date hereof:

SECURED PARTY:

BTC INC.,
as the Secured Party

By:
Name:
Title:

Exhibit C to Security Agreement

SCHEDULE I
TO
PATENT SECURITY AGREEMENT

Patent Registrations

Name of Grantor	Jurisdiction	Registration No.	Mark

Patent Applications

Name of Grantor	Jurisdiction	Application No.	Mark

Exhibit C to Security Agreement